FINANCIAL GUARANTEE	12 Months Ended
Dec. 31, 2013
Guarantees [Abstract]
FINANCIAL GUARANTEE
11.	FINANCIAL GUARANTEE

As of February 18, 2013, the Gold Fields group is no longer guaranteeing any debt of Sibanye, similarly Sibanye has been released from all of its obligations as guarantor under Gold Fields group debt, except, Sibanye remains a guarantor of the US$1 billion 4.875% guaranteed notes, or the Notes, issued by Gold Fields Orogen Holding (BVI) Limited, or Orogen, a subsidiary of Gold Fields, on September 30, 2010 maturing on October 7, 2020. Interest on these notes is due and payable semi-annually on April 7 and October 7 in arrears. The payment of all amounts due in respect of the Notes is unconditionally and irrevocably guaranteed by Gold Fields, Sibanye, Gold Fields Operations Limited, or GFO, and Gold Fields Holdings Company (BVI) Limited, or GF Holdings, (collectively “the Guarantors”), on a joint and several basis. The Notes and guarantees constitute direct, unsubordinated and unsecured obligations of Orogen and the Guarantors, respectively, and rank equally in right of payment among themselves and with all other existing and future unsubordinated and unsecured obligations of Orogen and the Guarantors, respectively.

An indemnity agreement, or the Indemnity Agreement, has been entered into between the Guarantors, pursuant to which the Guarantors (other than Sibanye) hold Sibanye harmless from and against any and all liabilities and expenses which may be incurred by Sibanye under or in connection with the Notes, including any payment obligations by Sibanye to the note holders or the trustee of the Notes pursuant to the guarantee of the Notes, all on the terms and subject to the conditions contained therein. The Indemnity Agreement will remain in place for as long as Sibanye’s guarantee obligations under the Notes remain in place.

As of February 18, 2013, the Group initially recognized the financial guarantee liability at fair value of the guarantee provided in connection with the Notes. The liability is amortized over the remaining period of the notes, and should facts and circumstances change on the ability of the Gold Fields group’s ability to meet its obligation under the Notes, the liability will be re-valued accordingly.

As of February 18, 2013, the Group raised a receivable under the financial guarantee receivable for the future guarantee fee income that Orogen is obliged to pay bi-annually to Sibanye until it has been released as a guarantor under the Notes (Guarantee Fee Agreement).

Sibanye has ceded all of its rights, title and interest in and to the Indemnity Agreement and Guarantee Fee Agreement in favour of the lenders of the R4.5 billion Facilities, jointly and severally, as security for its obligations under the facilities.

(a)	Financial guarantee receivable

	December 31, 2013	December 31, 2012
Initial recognition at fair value	31.8	—
Guarantee fee received	(5.0)	—
Interest accretion	1.3	—

Closing balance	28.1	—
Current portion of financial guarantee receivable	(5.0)	—

	23.1	—

(b)	Financial guarantee liability

	December 31, 2013	December 31, 2012
Initial recognition at fair value	31.8	—
Amortization of guarantee liability	(3.5)	—

	28.3	—